UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement

We previously reported, in a Form 8-K filed on July 7, 2016, that on July 7, 2016 (i) Alexandria Real Estate Equities, Inc. (the “Company”) and its subsidiary, Alexandria Real Estate Equities, L.P., entered into an escrow agreement (the “Escrow Agreement”) with Bank of America, N.A., as administrative agent, certain lenders and Kaye Scholer LLP, as escrow agent (the “Escrow Agent”), pursuant to which the Company and the other parties to the Fifth Amended and Restated Credit Agreement (the “Amended Credit Agreement”) submitted their signature pages to the Amended Credit Agreement to be held by the Escrow Agent in escrow; (ii) the Company and its subsidiary, Alexandria Real Estate Equities, L.P., entered into the Escrow Agreement with Bank of America, N.A., as administrative agent, certain lenders and the Escrow Agent, pursuant to which the Company and the other parties to the First Amendment to the Amended and Restated Term Loan Agreement (the “2019 Unsecured Senior Bank Term Loan Amendment”) submitted their signature pages to the 2019 Unsecured Senior Bank Term Loan Amendment to be held by the Escrow Agent in escrow; and (iii) the Company and its subsidiary, Alexandria Real Estate Equities, L.P., entered into an escrow agreement with Citibank, N.A., as administrative agent, certain lenders and Shearman & Sterling LLP, as escrow agent (the “2021 Unsecured Senior Bank Term Loan Escrow Agent”), pursuant to which the Company and the other parties to the First Amendment to the Third Amended and Restated Term Loan Agreement (the “2021 Unsecured Senior Bank Term Loan Amendment”) submitted their signature pages to the 2021 Unsecured Senior Bank Term Loan Amendment to be held by the 2021 Unsecured Senior Bank Term Loan Escrow Agent in escrow.

The terms and conditions of each of the above-described Escrow Agreements were satisfied on July 29, 2016, and on that date each of the Amended Credit Agreement, the 2019 Unsecured Senior Bank Term Loan Amendment, and the 2021 Unsecured Senior Bank Term Loan Amendment was deemed executed and became effective. The terms of such agreements were unchanged from those anticipated in the Form 8-K filed on July 7, 2016, and are summarized below.

Fifth Amended and Restated Credit Agreement
The Amended Credit Agreement amends and restates the Company’s Fourth Amended and Restated Credit Agreement dated August 30, 2013. Bank of America, N.A. serves as administrative agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., and Citigroup Global Markets Inc. serve as joint lead arrangers and joint bookrunners, under the Amended Credit Agreement. The Amended Credit Agreement provides for, among other things, a $1.65 billion unsecured senior revolving credit facility (the “Revolving Credit Facility”) and an accordion option to increase aggregate commitments under the Amended Credit Agreement by up to an additional $350 million. Borrowings under the Revolving Credit Facility will bear interest at a “Eurocurrency Rate” or a “Base Rate” specified in the Amended Credit Agreement, plus, in either case, a margin specified in the Amended Credit Agreement. The margin at closing applicable to loans based on the Eurocurrency Rate is anticipated to be 1.00%.
The Amended Credit Agreement extends the maturity date for the Revolving Credit Facility to October 29, 2021, provided that the Company exercises its rights to extend the maturity date twice by an additional six months for each exercise upon the satisfaction of certain conditions. The Amended Credit Agreement also modifies the applicable interest rate margins in respect of the loans under the Revolving Credit Facility, reduces the capitalization rate with respect to the asset value of certain types of real property, removes the negative covenant with respect to the creation or incurrence of liens, and removes the negative covenant with respect to investments.
Amendment to 2019 Unsecured Senior Bank Term Loan
The 2019 Unsecured Senior Bank Term Loan Amendment amends the Company’s Amended and Restated Term Loan Agreement dated as of August 30, 2013 with Bank of America, N.A., as administrative agent, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners, and certain financial institutions party thereto as lenders (the “2019 Unsecured Senior Bank Term Loan Agreement”).
The 2019 Unsecured Senior Bank Term Loan Amendment, among other things, reduces the capitalization rate with respect to the asset value of certain types of real property, removes the negative covenant with respect to the creation or incurrence of liens, removes the negative covenant with respect to investments, and makes certain other changes to conform to those contained in the Amended Credit Agreement. The 2019 Unsecured Senior Bank Term Loan Amendment does not modify the maturity date, which is January 3, 2019, provided that the Company exercises its rights to extend the maturity date twice by an additional six months for each exercise upon the satisfaction of certain conditions.

Amendment to 2021 Unsecured Senior Bank Term Loan
The 2021 Unsecured Senior Bank Term Loan Amendment amends the Company’s Third Amended and Restated Term Loan Agreement dated as of June 30, 2015 with Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., RBC Capital Markets and The Bank of Nova Scotia, as joint lead arrangers and joint book running managers, and certain financial institutions party thereto as lenders (the “2021 Unsecured Senior Bank Term Loan Agreement”).
The 2021 Unsecured Senior Bank Term Loan Amendment, among other things, reduces the capitalization rate with respect to the asset value of certain types of real property, removes the negative covenant with respect to the creation or incurrence of liens, removes the negative covenant with respect to investments, and makes certain other changes to conform to those contained in the Amended Credit Agreement. The 2021 Unsecured Senior Bank Term Loan Amendment does not modify the maturity date, which is January 15, 2021, provided that the Company exercises its rights to extend the maturity date three times upon the satisfaction of certain conditions for an additional term of six months for the first and second extensions and for an additional term ending on January 15, 2021, for the third extension.
Affiliates of lenders under the Amended Credit Agreement, the 2019 Unsecured Senior Bank Term Loan Amendment and the 2021 Unsecured Senior Bank Term Loan Amendment have, from time to time, performed, and may in the future perform, various financial advisory, investment banking and general financing services for the Company.
The foregoing summaries of the Amended Credit Agreement, the 2019 Unsecured Senior Bank Term Loan Amendment, and the 2021 Unsecured Senior Bank Term Loan Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended Credit Agreement, the 2019 Unsecured Senior Bank Term Loan Amendment, and the 2021 Unsecured Senior Bank Term Loan Amendment, copies of which will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2016.
Item 2.02.  Results of Operations and Financial Condition.

On August 1, 2016, Alexandria Real Estate Equities, Inc. (the “Company”) issued a press release entitled “Alexandria Real Estate Equities, Inc. Reports Second Quarter Ended June 30, 2016 Financial and Operating Results.”  The press release referred to certain supplemental information that is available on the Company’s website at www.are.com.  A copy of the press release and supplemental information are attached hereto as Exhibit 99.1.

The information contained in this Item 2.02, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1                Alexandria Real Estate Equities, Inc.’s Earnings Press Release and Supplemental Information for the Second Quarter Ended June 30, 2016.

Forward-looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words.  Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement.  A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.  The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

August 1, 2016	By:	/s/ Joel S. Marcus
Joel S. Marcus
Chairman/Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number        Exhibit Title
99.1        Alexandria Real Estate Equities, Inc.’s Earnings Press Release and Supplemental Information for the Second Quarter Ended June 30, 2016.